STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	12
Beginning Date of Collection Period	20-Jun-03
End Date of Collection Period	20-Jul-03
Payment Date	21-Jul-03
Previous Payment Date	20-Jun-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	32,949,667.90
Principal Collections	26,958,487.27
Interest Collections (net of servicing fee and principal recoveries)	5,658,936.28
Servicing Fee	331,815.09
Principal Recoveries	429.26
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	32,949,667.90
Interest Paid to Notes	828,673.27
Principal Paid to Notes	27,055,368.24
Transferor - pursuant to 5.01 (a) (xii)	4,733,811.30
Servicing Fee	331,815.09

Balance Reconciliation

Beginning Pool Balance	796,356,221.60
Principal Collections (including repurchases)	26,958,487.27
Losses	96,880.97
Ending Pool Balance	769,300,853.36

Collateral Performance
Cash Yield (% of beginning balance)	9.03%
Loss Rate (net of principal recoveries; % of beginning balance)	0.15%
Net Yield	8.88%
Cumulative Losses (% of original pool balance)	0.07%
Delinquent Loans
One Payment Principal Balance of loans	46,117,522.19
One Payment Number of loans	417
Two Payments Principal Balance of loans	9,561,499.33
Two Payments Number of loans	84
Three+ Payments Principal Balance of loans	37,466,912.96
Three+ Payments Number of loans	340

Two+ Payments Delinquency Percentage	6.11%
Two+ Payments Rolling Average	5.46%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,635
Number outstanding end of period	6,445
Number of REO	36
Principal Balance of REO	3,849,335.83

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	4,733,811.30
Principal Payment Amount	26,958,487.27
Principal Collections	26,958,487.27
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.10375%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.40375%
Class A Note Rate	1.40375%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.75375%
Class M Note Rate	1.75375%
Available Funds Cap	8.90524%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.502263
2. Principal Payment per $1,000	25.742329
3. Interest Payment per $1,000	0.759933

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.40375%
2. Days in Accrual Period	31

3. Class A Interest Due	678,461.57
4. Class A Interest Paid	678,461.57
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	561,275,763.93
2. Class A Principal Due	22,982,519.88
3. Class A Principal Paid	22,982,519.88
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	538,293,244.05

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.6029331
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6997175

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.691738
2. Principal Payment per $1,000	25.742329
3. Interest Payment per $1,000	0.949409

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.75375%
2. Days in Accrual Period	31

3. Class M Interest Due	150,211.70
4. Class M Interest Paid	150,211.70
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	99,466,511.49
2. Class M Principal Due	4,072,848.36
3. Class M Principal Paid	4,072,848.36
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	95,393,663.13

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.6029331
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1240005